UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 6, 2013

Metalico, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32453	52-2169780
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

186 North Ave. East, Cranford, New Jersey		07016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(908) 497-9610

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

(a) On March 6, 2013, Metalico, Inc. (the "Companyentered into an Eighth Amendment (the "Chase Amendment") to the Credit Agreement dated as of February 26, 2010 (the "Credit Agreement") among the Company and its subsidiaries as borrowers or guarantors and a syndicate of lenders led by JPMorgan Chase Bank, N.A. and also including RBS Business Capital, a division of RBS Asset Finance, Inc., a subsidiary of RBS Citizens, N.A., and Capital One Leverage Finance Corp. The material terms of the Chase Amendment are set forth in Item 2.03(a) below, which is incorporated herein by reference.

(b) On March 6, 2013, the Company's Buffalo Shredding and Recovery, LLC subsidiary, entered into Amendment 3 (the "First Niagara Amendment") to the Equipment Finance Agreement dated December 12, 2011 (the "Equipment Finance Agreement") with First Niagara Leasing, Inc. The material terms of Amendment 3 are set forth in Item 2.03(b) below, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) On March 6, 2013, the Company entered into an Eighth Amendment (the "Chase Amendment") to the Credit Agreement dated as of February 26, 2010 (the "Credit Agreement") among the Company and its subsidiaries as borrowers or guarantors and a syndicate of lenders led by JPMorgan Chase Bank, N.A. and also including RBS Business Capital, a division of RBS Asset Finance, Inc., a subsidiary of RBS Citizens, N.A., and Capital One Leverage Finance Corp. The Chase Amendment retroactively reduces the minimum quarterly EBITDA covenant to $3.2 million for the period ended December 31, 2012 and reduces the minimum quarterly EBITDA covenant to $4 million for the quarterly period ending March 31, $9.4 million for the quarterly period ending June 30, and $9.6 million for the quarterly period ending September 30, 2013. The Fixed Charge Coverage Ratio covenant, which requires a ratio in excess of 1:1 to 1, will resume with the quarterly reporting period ending December 31, 2013. The Chase Amendment also limits future unfinanced cumulative Capital Expenditures for the period beginning January 1, 2013 through September 30, 2013, to a maximum of $13.3 million and shortens the period for unfinanced Capital Expenditures to December 31, 2012. The remaining material terms of the Credit Agreement remain unchanged by the Chase Amendment. The above description of the terms of the Chase Amendment is qualified in its entirety by the Chase Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.14 and incorporated herein.

(b) On March 6, 2013, the Company’s Buffalo Shredding and Recovery, LLC subsidiary entered into Amendment 3 (the "First Niagara Amendment") to the Equipment Finance Agreement dated December 12, 2011 (the "Equipment Finance Agreement") with First Niagara Leasing, Inc. The Equipment Financing Agreement contains financial covenants that mirror those of the Credit Agreement. The First Niagara Amendment adopts the covenant modifications prescribed by the Chase Amendment. The remaining material terms of the Equipment Finance Agreement remain unchanged by the First Niagara Amendment. The above description of the terms of the First Niagara Amendment is qualified in its entirety by the First Niagara Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.33 and incorporated herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metalico, Inc.

March 11, 2013	By:	/s/ Carlos E. Aguero

Name: Carlos E. Aguero
Title: Chairman, President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.14	Eighth Amendment dated March 6, 2013 to Credit Agreement dated as of February 26, 2010 between and among Metalico, Inc. and its subsidiaries signatory thereto as borrowers or guarantors and JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto
10.33	Amendment No. 3 dated March 6, 2013 to Equipment Financing Agreement dated December 12, 2011 by and between Buffalo Shredding and Recovery, LLC as borrower and First Niagara Leasing, Inc. as lender